Exhibit 99.1

Cynapsus Therapeutics Announces Data Presentations at the
International Congress of Parkinson’s Disease and Movement Disorders

-- Presentations include results from physician, patient and caregiver primary research, positive preclinical toxicology results and physician OFF episode treatment practices --

TORONTO – June 21, 2016 – Cynapsus Therapeutics Inc. (NASDAQ: CYNA) (TSX:CTH), a specialty central nervous system (CNS) pharmaceutical company developing and preparing to commercialize a fast-acting, easy-to-use, sublingual thin film for the on-demand management of debilitating OFF episodes associated with Parkinson’s disease (PD), announced that seven posters will be presented today at the 20th International Congress of Parkinson’s Disease and Movement Disorders (ICPDMD) Annual Meeting in Berlin.

The following data will be presented today:

New Poster Presentations

1.	Physician Primary Research Insights – Holly Shill, M.D. (Poster #836)
•	APL-130277 dose needed to convert patients to Full ON from OFF state not correlated with commonly used measures
•	Disease severity not predictive of APL-130277 dose required to convert a PD patient from OFF to Full ON
•	Data supports titrating patients from lowest available APL-130277 dose

2.	Patient/Caregiver Primary Research Insights - Eric J. Pappert, M.D. (Poster #837)
•	Over 30% of patients and caregivers reported OFF episodes in first year post diagnosis
•	An additional 53% indicated OFF episodes commenced 2-3 years post diagnosis
•	Patients and caregivers believe that OFF episodes have a negative impact on Quality of Life
•	Patients are open to new treatments

3.	Treatment of OFF Episodes: An Evaluation of Physician Practices - Eric J. Pappert, M.D. (Poster #838)
•	Physicians are concerned about OFF episodes in the management of Parkinson’s disease
•	Physicians report their patients are aware of OFF episodes
•	Physicians believe there is a high unmet need for new treatment options for OFF episodes

4.	Hamster Mucosal Toxicology Study of APL-130277 - Albert Argo, Ph.D. (Poster #846)
•	APL-130277 produced no irritation of the cheek pouch when administered at a relatively high dose

Encore Poster Presentations

5.	Efficacy of APL-130277 to Convert OFF to Full ON by Demographics and Baseline Disease Characteristics - Holly Shill, M.D. (Poster #848)
•	APL-130277 converts patients with PD from OFF to Full ON, regardless of demographics or disease characteristics

6.	PK/PD of APL-130277 - Eric J. Pappert, M.D. (Poster #850)
•	On average, a minimum apomorphine plasma concentration of 2.64 ng/ml was needed to turn a patient to Full ON from the OFF state
•	Plasma levels above this minimum efficacious concentration resulted in sustained improvements in motor function and ON time
•	Responders had large, clinically meaningful Movement Disorder Society’s Unified Parkinson’s Disease Rating Scale Part III (MDS-UPDRS III) changes at all time-points while the non-responders had some motor improvement, but not enough to convert from OFF to Full ON

7.	CTH-105: Change for ON - Holly Shill, M.D. (Poster #851)
•	A MDS-UPDRS III improvement of over 10 points and a change of 20% at 15 minutes post-APL-130277 dose was needed to turn a PD patient from the morning OFF state to Full ON

The posters will be accessible from Cynapsus’ corporate website at www.cynapsus.ca.

“These data presented at ICPDMD complement Cynapsus’ positive results shared at prior medical meetings and demonstrate an encouraging clinical profile and further support the potential opportunity that APL-130277 may have in effectively treating OFF episodes in patients with Parkinson’s disease.” said Albert Agro, PhD, chief medical officer of Cynapsus. “In addition, data support our belief that there exists a high unmet need, that physicians are concerned about the lack of adequate treatments for OFF episodes and that patients are open to new treatment options. We expect to share additional clinical data from our pivotal Phase 3 efficacy trial by the end of the third quarter of 2016 and anticipate using these data to file our new drug application near the end of 2016 or in early 2017.”

Cynapsus Sponsored Symposium

Cynapsus also hosted a satellite symposium at ICPDMD. Additional information can be found below and at the website link: http://www.mdscongress2016.org/

Title: From OFF to ON – Treating Levodopa-Induced OFF Periods in Patients with Parkinson’s Disease

The symposium was held on Sunday, June 19, 2016 and included discussions on the treatment of motor fluctuations and OFF episodes in Parkinson’s Disease. Participants included C. Warren Olanow, Fabrizio Stocchi, Anthony Schapira and Karl Kieburtz.

About Cynapsus

Cynapsus is a specialty CNS pharmaceutical company developing and preparing to commercialize a fast-acting, easy-to-use, sublingual thin film for the on-demand management of debilitating OFF episodes associated with PD. The Company has successfully completed a Phase 2 clinical trial for its product candidate, APL-130277, a sublingual formulation of apomorphine hydrochloride, or apomorphine. Apomorphine is the only molecule approved for acute, intermittent treatment of OFF episodes for advanced PD patients, but is currently only approved as a subcutaneous injection in the United States. APL-130277 is a “turning ON” medication designed to rapidly, safely and reliably convert a PD patient from the OFF to the ON state while avoiding many of the issues associated with subcutaneous delivery of apomorphine. It is designed to convert all types of OFF episodes, including morning OFF episodes, often considered the most difficult to treat. Cynapsus has initiated its Phase 3 clinical program for APL-130277, relying on the abbreviated Section 505(b)(2) regulatory pathway in the United States, and the Company intends to submit a new drug application near the end of 2016 or in early 2017. For additional company information, please visit our website www.cynapsus.ca. For more information about the Phase 3 studies, including enrollment criteria, please visit the website found here http://cth300and301trials.cynapsus.ca/

Forward-Looking Statements

This announcement contains "forward-looking statements" within the meaning of applicable securities laws, including, without limitation, the Company’s expectation for filing an NDA near the end of 2016 or in early 2017; expectations regarding the Company’s clinical and regulatory activities, including without limitation, the anticipated timing, completion and results of Phase 3 and other clinical studies; and beliefs related to potential benefits and effectiveness of, and demand for, our product candidate. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, results of operations, liquidity, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements are based on the Company’s current expectations and beliefs and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, and include, but are not limited to, those factors identified under the caption “Risk Factors” in the Company’s Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 9, 2016, as amended by Amendment No. 1 to Form 10-K/A filed with the SEC on March 18, 2016, and its other filings and reports in the United States with the SEC available on the SEC’s web site at www.sec.gov, and in Canada with the various Canadian securities regulators, which are available online at www.sedar.com. Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes or otherwise, except as required by law.

Neither the NASDAQ nor the TSX has approved or disapproved of the contents of this press release.

Contact Information

Company Contact:

Kristen Galfetti

Vice President, Investor Relations

(416) 703-2449 x246

kgalfetti@cynapsus.ca

Media Contact:

Russo Partners LLC

Matt Middleman

(212) 845-4272

matt.middleman@russopartnersllc.com

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